Fresh Start Accounting (Details 3) - USD ($)		4 Months Ended	12 Months Ended
		May 04, 2016	Dec. 31, 2015	Dec. 31, 2014	Sep. 30, 2016
Cash proceeds from issuance of common stock			$ 0	$ 3,666,260
Establishment of intangible assets		$ 8,400,000	2,513,394	28,747,770	$ 8,053,425
Retained earnings (deficit)		0	(162,919,956)	(110,111,848)	(3,211,516)
Additional paid-in capital		17,887,966	$ 125,956,728	$ 125,173,973	$ 18,105,659
Fresh Start Adjustments [Member]
Cash proceeds from issuance of common stock	[1]	7,052,500
Establishment of intangible assets	[2]	10,476,284
Retained earnings (deficit)	[3]	(359,935)
Less par value of common and preferred stock	[4]	(753)
Additional paid-in capital	[5]	$ 17,887,966

[1]	Pursuant to the Plan of Reorganization, as of the Effective Date, the Company issued 7,500,000 shares of new common stock, par value $0.0001 per share (the “New Common Stock”), to certain accredited investors for net cash to the Company of $7,052,500. The Company also issued warrants (the “Warrants”) to purchase 6,180,000 shares of New Common Stock to certain of the investors. The Warrants terminate on May 5, 2021 and are exercisable at any time on or after November 5, 2016 at exercise prices ranging from $0.50 per share to $1.00 per share. The number of shares of New Common Stock underlying a Warrant and its exercise price are subject to customary adjustments upon subdivisions, combinations, payment of stock dividends, reclassifications, reorganizations and consolidations. Certain investors also provided backstop commitments (collectively, the “Backstop Commitment”) to purchase up to 12,800,000 additional shares of New Common Stock for an aggregate purchase price of up to $3,000,000. The Company cannot call the Backstop Commitment prior to June 30, 2017. The New Common Stock, Warrants and Backstop Commitment are classified as equity.
[2]	Represents identifiable intangible assets of approximately $8.4 million and goodwill of approximately $2.1 million. Upon the application of fresh start accounting, the Company allocated the reorganization value to its individual assets based on their estimated fair values. Reorganization value represents the fair value of the Successor Company’s assets before considering liabilities, and the excess of reorganization value over the fair value of identified tangible and intangible assets is reported separately on the consolidated balance sheet as goodwill.
[3]	Reflects the elimination of retained earnings upon the application of fresh start accounting.
[4]	Pursuant to the Plan of Reorganization, on the Effective Date, the Company issued 29,038 shares of Series A Preferred Stock to Deerfield. The Series A Preferred Stock has no stated maturity date, is not convertible or redeemable and carries a liquidation preference of $29,038,000, which is required to be paid to holders of such Series A Preferred Stock before any payments are made with respect to shares of New Common Stock (and other capital stock that is not issued on parity or senior to the Series A Preferred Stock) upon a liquidation or change in control transaction. The Series A Preferred Stock is carried at par value and is classified as equity.
[5]	Reflects the cumulative impact of the fresh start adjustments described above on additional paid in capital: